Exhibit 99.2

Quarterly Supplemental

4th Quarter 2021

WHOLE FOODS MARKET
Tech Ridge Center
Austin, TX
Village Plaza
Raleigh, NC
Welcome back.
Point Loma Plaza
San Diego, CA
Kings Park Shopping Center
Washington, D.C.

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

December 31, 2021

Forward-Looking Statements and Non-GAAP Measures Disclosures	3

Earnings Press Release	7

Summary Information:

Summary Financial Information	13

Summary Real Estate Information	14

Financial Information:

Consolidated Balance Sheets	15

Consolidated Statements of Operations	16

Supplemental Details of Operations (Consolidated Only)	17

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	18

Supplemental Details of Operations (Real Estate Partnerships Only)	19

Supplemental Details of Same Property NOI (Pro-Rata)	20

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	21

Summary of Consolidated Debt	23

Summary of Consolidated Debt Detail	24

Summary of Unsecured Debt Covenants and Leverage Ratios	25

Summary of Unconsolidated Debt	26

Unconsolidated Investments	27

Investment Activity:

Property Transactions	28

Summary of In-Process Developments and Redevelopments	29

Development and Redevelopment Current Year Completions	30

Real Estate Information:

Leasing Statistics	31

Average Base Rent by State	32

Average Base Rent by CBSA	33

Significant Tenant Rents	34

Tenant Lease Expirations	35

Portfolio Summary Report by State	36

Additional Disclosures Related to COVID-19 and Forward-Looking Information:

Components of NAV	48

Additional Disclosures Related to COVID-19 Impact	49

Earnings Guidance	51

Reconciliation of Net Income to Nareit FFO	52

Glossary of Terms	53

Forward-Looking Statements and Non-GAAP Measures Disclosures

December 31, 2021

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2021 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to Pandemics or other Health Crises

•
Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

•
Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.

•
Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.

•
Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.

•
In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry.

•
Our success depends on the continued presence and success of our “anchor” tenants.

•
A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.

•
We may be unable to collect balances due from tenants in bankruptcy.

•
Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.

•
Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Supplemental Information i

Risk Factors Related to Real Estate Investments

•
Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.

•
We face risks associated with development, redevelopment and expansion of properties.

•
We face risks associated with the development of mixed-use commercial properties.

•
We face risks associated with the acquisition of properties.

•
We may be unable to sell properties when desired because of market conditions.

•
Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

•
Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees.

•
Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.

•
Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

•
An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks.

•
An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties.

•
Failure to attract and retain key personnel may adversely affect our business and operations.

•
The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

•
We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.

•
The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•
Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.

•
We depend on external sources of capital, which may not be available in the future on favorable terms or at all.

•
Our debt financing may adversely affect our business and financial condition.

•
Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.

Supplemental Information ii

•
Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.

•
Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

•
The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

•
Changes in economic and market conditions may adversely affect the market price of our securities.

•
There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

•
If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.

•
Dividends paid by REITs generally do not qualify for reduced tax rates.

•
Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.

•
Legislative or other actions affecting REITs may have a negative effect on us.

•
Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

•
Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control.

•
The issuance of the Company's capital stock may delay or prevent a change in control.

•
Ownership in the Company may be diluted in the future.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

Supplemental Information iii

•
The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and
•
Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
Nareit Funds From Operations (Nareit FFO): The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•
Core Operating Earnings: The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Fourth Quarter and Full Year 2021 Results

JACKSONVILLE, Fla. (February 10, 2022) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq:REG) today reported financial and operating results for the period ended December 31, 2021. For the three months ended December 31, 2021 and 2020, Net Income was $0.39 per diluted share and $0.23 per diluted share, respectively. For the twelve months ended December 31, 2021 and 2020, Net Income was $2.12 per diluted share and $0.26 per diluted share, respectively.

Fourth Quarter and Full Year 2021 Highlights

•
Reported Nareit FFO of $1.01 per diluted share for the fourth quarter, and $4.02 per diluted share for the full year

•
Reported that Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased 15.4% during the fourth quarter and 16.2% during the full year over the same periods a year ago

•
Increased percent leased by 50 basis points sequentially to 94.3% in the Same Property portfolio, as of December 31, 2021

•
Collected 99% of fourth quarter pro-rata billed base rent, as of February 7, 2022

•
Executed 1.8 million square feet of comparable new and renewal leases during the fourth quarter at a blended rent spread of +12.9%, and 7.1 million square feet during the full year at a blended rent spread of +5.5%

•
Completed property acquisitions of $311 million during the fourth quarter and $489 million during the full year, both at Regency’s share

•
Completed property dispositions of $87 million during the fourth quarter and $279 million during the full year, both at Regency’s share

•
Achieved pro-rata net debt-to-operating EBITDAre of 5.1x at December 31, 2021

Subsequent Highlights

•
On January 11, 2022, closed on the sale of Costa Verde Center in San Diego, CA for $125 million

•
On January 25, 2022, issued its second annual TCFD Climate Change Risk Report, illustrating the Company’s continued commitment to responsible environmental stewardship

•
On February 9, 2022, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.625 per share

•
Inclusion for a 3rd year on Newsweek’s 2022 Most Responsible Companies List, ranked top 100

“We are proud of all that Regency has accomplished in the last year as we recovered from the disruption caused by the pandemic, a testament to the resiliency of our portfolio and the hard work of our people,” said Lisa Palmer, President and

Supplemental Information v

Chief Executive Officer. “As we look ahead from a position of strength, we’ve pivoted from a recovery mindset to a focus on growth.”

Financial Results

Net Income

•
For the three months ended December 31, 2021, Net Income Attributable to Common Stockholders (“Net Income”) was $67.9 million, or $0.39 per diluted share, compared to Net Income of $38.5 million, or $0.23 per diluted share, for the same period in 2020.
o
Net Income in the fourth quarter of 2021 includes an impairment charge of $85.2 million, or $0.49 per diluted share, primarily related to Potrero Center.

o
Net Income in the fourth quarter of 2021 also includes a gain on sale of real estate of $61.9 million, or $0.36 per diluted share, primarily related to the sale of Sequoia Station.

•
For the twelve months ended December 31, 2021, Net Income was $361.4 million, or $2.12 per diluted share, compared to $44.9 million, or $0.26 per diluted share, for the same period in 2020.

Nareit FFO

•
For the three months ended December 31, 2021, Nareit Funds From Operations (“Nareit FFO”) was $174.2 million, or $1.01 per diluted share, compared to $129.5 million, or $0.76 per diluted share, for the same period in 2020.
o
Nareit FFO in the fourth quarter of 2021 includes positive uncollectible lease income of $6.0 million at Regency’s share, or $0.04 per diluted share, favorably impacted by the collection of revenues reserved in prior periods. Additional detail on uncollectible lease income is on page 33 of the fourth quarter 2021 supplemental package.

o
Nareit FFO in the fourth quarter of 2021 includes positive uncollectible straight-line rent of $6.1 million, or $0.04 per diluted share, which benefitted from the reversal of straight-line rent reserves triggered by the conversion of some cash basis tenants back to accrual accounting. Straight-line rent is excluded from the calculation of Core Operating Earnings.
•
For the twelve months ended December 31, 2021, Nareit FFO was $688.7 million, or $4.02 per diluted share, compared to $502.0 million, or $2.95 per diluted share, for the same period in 2020.
o
Nareit FFO in the full year 2021 includes positive uncollectible lease income of $25.7 million at Regency’s share, or $0.15 per diluted share.

o
Nareit FFO in the full year 2021 includes positive uncollectible straight-line rent of $6.0 million, or $0.03 per diluted share.

Core Operating Earnings

•
For the three months ended December 31, 2021, Core Operating Earnings was $159.0 million, or $0.92 per diluted share, compared to $125.1 million, or $0.73 per diluted share, for the same period in 2020.

•
For the twelve months ended December 31, 2021, Core Operating Earnings was $631.2 million, or $3.68 per diluted share, compared to $505.2 million, or $2.97 per diluted share, for the same period in 2020.

Portfolio Performance

Same Property NOI

•
Fourth quarter 2021 Same Property NOI, excluding lease termination fees, increased by 15.4% compared to the same period in 2020.

Supplemental Information vi

•
Full year 2021 Same Property NOI, excluding lease termination fees, increased by 16.2% compared to the same period in 2020.

Leased Occupancy

•
As of December 31, 2021, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.1% leased.

•
As of December 31, 2021, Regency’s Same Property portfolio was 94.3% leased, an increase of 50 basis points sequentially.

o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.9%, an increase of 40 basis points sequentially.

o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 89.9%, an increase of 60 basis points sequentially.

Leasing Activity

•
During the three months ended December 31, 2021, Regency executed approximately 1.8 million square feet of comparable new and renewal leases at blended rent spreads of +12.9%.
•
During the twelve months ended December 31, 2021, approximately 7.1 million square feet of comparable new and renewal leases were executed at blended rents spreads of +5.5%.

COVID-19 Update

•
As of February 7, 2022, the Company collected 99% of fourth quarter 2021 pro-rata base rent.

•
Additional information regarding COVID-19 impacts can be found in the “Business Update” presentation posted on the Company’s website at investors.regencycenters.com, as well as on pages 33 and 34 of the fourth quarter 2021 supplemental package.

Portfolio Enhancement and Capital Allocation

Developments and Redevelopments

•
As of December 31, 2021, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $307 million and estimated remaining costs to complete of $127 million, each at the Company’s share.

•
During the fourth quarter, Regency completed one development and three redevelopment projects with combined costs of approximately $23 million, at the Company’s share.

Property Transactions

•
As previously disclosed, during the full year 2021, the Company completed acquisitions for a combined total of $489 million, at Regency’s share, and completed dispositions for a combined total of $279 million, at Regency’s share.

o
During the fourth quarter of 2021, the Company completed acquisitions for a combined total of $311 million, including Blakeney Shopping Center for $181 million and a portfolio of four grocery-anchored neighborhood centers on Long Island for $130 million.

o
During the fourth quarter of 2021, the Company completed the disposition of two properties for a combined total of $87 million, at Regency’s share.

Supplemental Information vii

•
As previously disclosed, subsequent to year-end on January 11, 2022, the Company closed on the sale of its wholly-owned Costa Verde Center in San Diego, California for $125 million.

Balance Sheet

•
As of December 31, 2021, Regency had full capacity available under its $1.2 billion revolving credit facility.

•
As of December 31, 2021, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 5.1x.

•
As previously disclosed, in the second quarter of 2021, Regency entered into forward sale agreements in connection with its ATM program to sell an aggregate of approximately 2.3 million shares of common stock. As of December 31, 2021, the Company has approximately 1.0 million shares that remain unsettled, at an average gross price of $65.78 per share.

Dividend

•
On February 9, 2022, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.625 per share. The dividend is payable on April 5, 2022, to shareholders of record as of March 15, 2022.

2022 Guidance

Regency Centers provided initial 2022 guidance, as summarized in the table below. Please refer to the Company’s “Business Update” presentation for additional detail on guidance disclosure. Additional guidance details may also be found in the fourth quarter 2021 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Supplemental Information viii

Full Year 2022 Guidance
All figures pro-rata and in thousands, except per share data
	Initial 2022 Guidance	2021 Actual

Net Income Attributable to Common Stockholders per diluted share	$1.78 - $1.86	$2.12

Nareit Funds From Operations (“Nareit FFO”) per diluted share	$3.72 - $3.80	$4.02

Core Operating Earnings per diluted share (1)	$3.56 - $3.64	$3.68

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees)	-1.25% to +0.25%	+16.2%

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees, ex. Collection of Prior Year Reserves)	-2.75% to +4.25%	+9.9%

Collection of Prior Year Reserves (2)	+/- $13,000	$46,255

Certain Non-Cash Items (3)	+/- $28,000	$44,102
Includes Impact from Reversal of Uncollectible Straight-Line Rent Receivables (conversions to accrual) (4)	as converted	$12,863

Net G&A expense	$82,500 - $85,500	$73,987

Net interest expense	$163,500 - $164,500	$165,419

Recurring Third Party Fees & Commissions	$24,000 - $25,000	$25,665

Transaction Income (JV Promote)	$0	$13,589

Development and Redevelopment Spend	+/- $150,000	$106,185

Acquisitions	+/- $30,000	$488,582
Cap rate (weighted average)	+/- 5.0%	5.1%

Dispositions	+/-$150,000	$279,115
Cap rate (weighted average) (5)	2.25% - 2.50%	5.2%

Forward ATM Settlement (gross)	+/- $65,000	$84,869

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark to market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the expected collection in 2022 of revenues reserved in 2020 and 2021, and the actual collection in 2021 of revenues reserved in 2020. Included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.
(5)
Weighted average cap rates exclude non-income producing assets; 2021 cap rate was 4.3% including $48 million of non-income producing assets; 2022 cap rate range includes the sale of Costa Verde ($125M at a ~1.5% cap rate, not stabilized).

Conference Call Information

To discuss Regency’s fourth quarter results and provide further business updates, management will host a conference call on Friday, February 11, 2022, at 10:00 a.m. ET. Dial-in and webcast information is listed below.

Fourth Quarter 2021 Earnings Conference Call

Date: Friday, February 11, 2022

Time: 10:00 a.m. ET

Dial#: 877-407-0789 or 201-689-8562

Webcast: investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Supplemental Information ix

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended December 31, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$67,859	38,487	$361,411	44,889
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	82,765	94,289	330,364	375,865
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(61,915)	(21,228)	(100,499)	(69,879)
Provision for impairment of real estate	85,229	17,764	95,815	18,778
Exchangeable operating partnership units	300	174	1,615	203
Nareit Funds From Operations	$174,238	129,486	$688,706	501,984

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$174,238	129,486	$688,706	501,984
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Early extinguishment of debt	-	2,685	-	22,043
Promote income	-	-	(13,589)	-
Certain Non-Cash Items
Straight line rent	(3,240)	(3,778)	(13,534)	(15,605)
Uncollectible straight line rent	(6,124)	7,681	(5,965)	39,255
Above/below market rent amortization, net	(5,791)	(10,860)	(23,889)	(41,293)
Debt premium/discount amortization	(105)	(117)	(565)	(1,233)
Core Operating Earnings	$158,978	125,097	$631,164	505,151

Weighted Average Shares For Diluted Earnings per Share	171,866	169,980	170,694	169,460

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	172,626	170,745	171,456	170,225
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata Same Property NOI.

Supplemental Information x

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended December 31, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Net income attributable to common stockholders	$67,859	38,487	$361,411	44,889
Less:
Management, transaction, and other fees	(6,918)	(7,417)	(40,337)	(26,501)
Other(1)	(15,676)	(8,544)	(46,860)	(25,912)
Plus:
Depreciation and amortization	76,396	86,739	303,331	345,900
General and administrative	19,955	20,512	78,218	75,001
Other operating expense	3,064	7,617	5,751	12,642
Other expense	65,594	35,474	132,977	256,407
Equity in income of investments in real estate excluded from NOI (2)	3,852	12,838	53,119	59,726
Net income attributable to noncontrolling interests	1,124	729	4,877	2,428
NOI	215,250	186,435	852,487	744,580

Less non-same property NOI (3)	(3,108)	(2,124)	(3,314)	(11,472)

Same Property NOI	$212,142	184,311	$849,173	733,108

Same Property NOI without Termination Fees	$210,104	182,051	$842,727	725,358

Same Property NOI without Termination Fees or Redevelopments	$187,315	162,660	$752,604	648,348
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its fourth quarter 2021 supplemental package that may help investors estimate earnings. A copy of the Company’s fourth quarter 2021 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year-ended December 31, 2021. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

###

Supplemental Information xi

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2021 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation.

Risk Factors

Supplemental Information xii

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry. Our success depends on the continued presence and success of our “anchor” tenants. A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with the Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties.

We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information xiii

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xiv

Summary Financial Information

December 31, 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Financial Results

Net income attributable to common stockholders (page 4)	$67,859	$38,487	$361,411	$44,889
Net income per diluted share	$0.39	$0.23	$2.12	$0.26

Nareit Funds From Operations (Nareit FFO) (page 9)	$174,238	$129,486	$688,706	$501,984
Nareit FFO per diluted share	$1.01	$0.76	$4.02	$2.95

Core Operating Earnings (page 9)	$158,978	$125,097	$631,164	$505,151
Core Operating Earnings per diluted share	$0.92	$0.73	$3.68	$2.97

Same Property NOI without termination fees (page 8)	$210,104	$182,051	$842,727	$725,358
% growth	15.4%		16.2%

Operating EBITDAre (page 10)	$203,153	$170,898	$806,888	$693,648

Dividends declared per share and unit	$0.625	$0.595	$2.41	$2.38
Payout ratio of Core Operating Earnings per share (diluted)	67.9%	81.5%	65.5%	80.1%

Diluted share and unit count

Weighted average shares (diluted) - Net income	171,866	169,980	170,694	169,460
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	172,626	170,745	171,456	170,225

_________________________________________________________________________________________________

	As of	As of	As of	As of
	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Capital Information

Market price per common share	$75.35	$45.59	$63.09	$58.47

Common shares outstanding	171,213	169,680	167,571	167,905
Exchangeable units held by noncontrolling interests	760	765	746	350

Common shares and equivalents issued and outstanding	171,973	170,445	168,317	168,255

Market equity value of common and convertible shares	$12,958,170	$7,770,596	$10,619,161	$9,837,840

Outstanding debt	$4,235,735	$4,457,742	$4,445,591	$4,241,758
Less: cash	(95,027)	(378,450)	(115,562)	(45,190)
Net debt	$4,140,708	$4,079,292	$4,330,029	$4,196,568

Total market capitalization	$17,098,878	$11,849,888	$14,949,190	$14,034,408

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.1x	6.0x	5.4x	5.3x
Fixed charge coverage	4.5x	3.6x	4.3x	4.2x

Supplemental Information 1

Summary Real Estate Information

December 31, 2021

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of properties	405	402	403	406	411
Number of retail operating properties	401	396	396	399	403
Number of same properties	393	394	394	397	393
Number of properties in redevelopment	7	9	10	10	11
Number of properties in development (1)	2	3	3	3	3

Gross Leasable Area (GLA) - All properties	51,164	50,600	50,901	51,639	51,912
GLA including retailer-owned stores - All properties	54,910	54,270	54,571	55,588	56,000
GLA - Retail operating properties	50,885	50,079	50,234	50,975	51,048
GLA - Same properties	49,759	49,829	49,984	50,724	49,635
GLA - Properties in redevelopment (2)	2,476	2,758	3,016	2,849	2,929
GLA - Properties in development (1)	175	281	281	281	281

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,646	42,030	41,709	42,001	42,242
GLA including retailer-owned stores - All properties	46,393	45,700	45,379	45,950	46,330
GLA - Retail operating properties	42,367	41,562	41,169	41,462	41,540
GLA - Same properties (3)	41,294	41,298	41,451	41,448	41,415
Spaces > 10,000 sf (3)	25,748	25,760	25,907	25,933	25,871
Spaces < 10,000 sf (3)	15,545	15,539	15,544	15,514	15,544
GLA - Properties in redevelopment (2)	2,476	2,657	2,915	2,748	2,777
GLA - Properties in development (1)	175	228	228	228	228

% leased - All properties	94.1%	93.4%	92.5%	92.2%	92.3%
% leased - Retail operating properties	94.2%	93.7%	92.8%	92.5%	92.9%
% leased - Same properties (3)	94.3%	93.8%	92.9%	92.6%	93.0%
Spaces > 10,000 sf (3)	96.9%	96.5%	95.4%	95.1%	95.5%
Spaces < 10,000 sf (3)	89.9%	89.3%	88.7%	88.3%	88.7%
Average % leased - Same properties (3)	93.2%	93.0%	92.7%	92.7%	94.3%
% commenced - Same properties (3) (4)	91.7%	91.5%	90.9%	90.8%	91.2%

Same property NOI growth - YTD (see page 8)	15.8%	16.1%	12.1%	-2.4%	-11.0%
Same property NOI growth without termination fees - YTD (see page 8)	16.2%	16.4%	12.8%	-1.6%	-11.6%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	16.1%	16.2%	13.0%	-1.6%	-11.3%
Rent spreads - Trailing 12 months (5) (see page 19)	5.5%	2.3%	1.2%	1.2%	2.2%

(1)
Includes current ground up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information 2

Consolidated Balance Sheets

December 31, 2021 and 2020

(in thousands)

	2021	2020
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,495,581	$11,101,858
Less: accumulated depreciation	2,174,963	1,994,108
	9,320,618	9,107,750
Investments in real estate partnerships	372,591	467,155
Net real estate investments	9,693,209	9,574,905

Properties held for sale	25,574	33,934
Cash, cash equivalents, and restricted cash	95,027	378,450
Tenant and other receivables (1)	153,091	143,633
Deferred leasing costs, net	65,741	67,910
Acquired lease intangible assets, net	212,707	188,799
Right of use assets	280,783	287,827
Other assets	266,431	261,446

Total assets	$10,792,563	$10,936,904

Liabilities and Equity
Liabilities:
Notes payable	$3,718,944	$3,658,405
Unsecured credit facilities	-	264,679
Total notes payable	3,718,944	3,923,084

Accounts payable and other liabilities	322,271	302,361
Acquired lease intangible liabilities, net	363,276	377,712
Lease liabilities	215,788	220,390
Tenants' security, escrow deposits, and prepaid rent	62,352	55,210
Total liabilities	4,682,631	4,878,757

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,712	1,697
Additional paid in capital	7,860,700	7,767,646
Accumulated other comprehensive (loss)	(10,227)	(18,625)
Distributions in excess of net income	(1,814,814)	(1,765,806)
Total stockholders' equity	6,037,371	5,984,912
Noncontrolling Interests:
Exchangeable operating partnership units	35,447	35,727
Limited partners' interest	37,114	37,508
Total noncontrolling interests	72,561	73,235
Total equity	6,109,932	6,058,147

Total liabilities and equity	$10,792,563	$10,936,904
(1)
For additional details, see Supplemental COVID-19 Disclosures on pages 40 & 41.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended December 31, 2021 and 2020

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Revenues:
Lease income (1)	$286,978	248,536	$1,113,368	980,166
Other property income	3,028	2,507	12,456	9,508
Management, transaction, and other fees	6,918	7,417	40,337	26,501
Total revenues	296,924	258,460	1,166,161	1,016,175

Operating Expenses:
Depreciation and amortization	76,396	86,739	303,331	345,900
Operating and maintenance	48,937	46,327	184,553	170,073
General and administrative	19,955	20,512	78,218	75,001
Real estate taxes	34,737	34,386	142,129	143,004
Other operating expense	3,064	7,617	5,751	12,642
Total operating expenses	183,089	195,581	713,982	746,620

Other Expense (Income):
Interest expense, net	36,429	38,073	145,170	156,678
Goodwill impairment	-	-	-	132,128
Provision for impairment of real estate, net of tax	84,274	17,522	84,389	18,536
Gain on sale of real estate, net of tax	(52,921)	(18,775)	(91,119)	(67,465)
Early extinguishment of debt	-	2,479	-	21,837
Net investment income	(2,188)	(3,825)	(5,463)	(5,307)
Total other expense (income)	65,594	35,474	132,977	256,407

Income from operations before equity in income of
investments in real estate partnerships	48,241	27,405	319,202	13,148

Equity in income of investments in real estate partnerships	20,742	11,811	47,086	34,169

Net income	68,983	39,216	366,288	47,317

Noncontrolling Interests:
Exchangeable operating partnership units	(300)	(174)	(1,615)	(203)
Limited partners' interests in consolidated partnerships	(824)	(555)	(3,262)	(2,225)
Income attributable to noncontrolling interests	(1,124)	(729)	(4,877)	(2,428)

Net income attributable to common stockholders	$67,859	38,487	$361,411	44,889
(1)
For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2021 and 2020

(in thousands)

		Three Months Ended		Year to Date
		2021	2020	2021	2020
	Revenues:
*	Base rent	$195,339	191,487	$765,941	772,288
*	Recoveries from tenants	65,517	60,784	258,596	246,915
*	Percentage rent	1,215	885	6,601	6,163
*	Termination Fees	1,934	1,366	5,790	5,176
*	Uncollectible lease income	5,388	(16,376)	23,481	(82,367)
*	Other lease income	2,915	2,539	10,231	8,725
	Straight line rent on lease income	8,591	(3,261)	18,189	(18,953)
	Above/below market rent amortization	6,079	11,112	24,539	42,219
	Lease income (1)	286,978	248,536	1,113,368	980,166

*	Other property income	3,028	2,507	12,456	9,508

	Property management fees	3,441	3,614	14,415	14,444
	Asset management fees	1,778	1,713	6,921	6,963
	Leasing commissions and other fees	1,699	2,090	5,412	5,094
	Transaction fees	-	-	13,589	-
	Management, transaction, and other fees	6,918	7,417	40,337	26,501

	Total revenues	296,924	258,460	1,166,161	1,016,175

	Operating Expenses:
	Depreciation and amortization (including FF&E)	76,396	86,739	303,331	345,900

*	Operating and maintenance	45,002	42,442	167,785	154,600
*	Ground rent	3,140	2,841	11,613	11,304
*	Termination expense	-	188	1,874	713
	Straight line rent on ground rent	409	437	1,679	1,777
	Above/below market ground rent amortization	386	419	1,602	1,679
	Operating and maintenance	48,937	46,327	184,553	170,073

	Gross general & administrative	17,772	17,012	72,271	66,207
	Stock-based compensation	3,183	3,284	12,651	14,248
	Capitalized direct development compensation costs	(2,865)	(3,096)	(11,276)	(10,238)
	General & administrative, net	18,090	17,200	73,646	70,217
	Loss on deferred compensation plan (2)	1,865	3,312	4,572	4,784
	General & administrative	19,955	20,512	78,218	75,001

*	Real estate taxes	34,737	34,386	142,129	143,004

	Other expenses	1,816	(277)	4,263	2,172
	Development pursuit costs	1,248	7,894	1,488	10,470
	Other operating expenses	3,064	7,617	5,751	12,642

	Total operating expenses	183,089	195,581	713,982	746,620

	Other Expense (Income):
	Gross interest expense	36,382	37,607	143,989	153,794
	Derivative amortization	110	110	438	4,329
	Debt cost amortization	1,403	1,476	6,173	5,782
	Debt premium/discount amortization	(115)	(127)	(604)	(1,272)
	Capitalized interest	(1,190)	(765)	(4,202)	(4,355)
	Interest income	(161)	(228)	(624)	(1,600)
	Interest expense, net	36,429	38,073	145,170	156,678

	Provision for impairment of real estate, net of tax	84,274	17,522	84,389	18,536
	Goodwill impairment	-	-	-	132,128
	Gain on sale of real estate, net of tax	(52,921)	(18,775)	(91,119)	(67,465)
	Early extinguishment of debt	-	2,479	-	21,837
	Net investment income (2)	(2,188)	(3,825)	(5,463)	(5,307)

	Total other expense (income)	65,594	35,474	132,977	256,407
* Compnent of Net Operating Income

(1)
For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

December 31, 2021 and 2020

(in thousands)

	Noncontrolling Interests		Share of JVs
	2021	2020	2021	2020
Assets
Real estate assets at cost	$(87,578)	(88,130)	$1,280,979	1,389,171
Less: accumulated depreciation	(17,396)	(15,252)	441,893	438,374
Net real estate investments	(70,182)	(72,878)	839,086	950,797

Cash, cash equivalents, and restricted cash	(2,669)	(2,676)	16,179	21,588
Tenant and other receivables (1)	(2,158)	(2,213)	23,899	23,133
Deferred leasing costs, net	(1,278)	(1,017)	14,764	14,856
Acquired lease intangible assets, net	(392)	(540)	5,566	9,440
Right of use assets	(1,613)	(1,649)	5,266	5,487
Other assets	(66)	(68)	21,381	18,855

Total assets	$(78,358)	(81,041)	$926,141	1,044,156

Liabilities
Notes payable	$(36,290)	(37,461)	$516,791	534,658
Accounts payable and other liabilities	(2,577)	(3,704)	22,741	24,588
Acquired lease intangible liabilities, net	(117)	(193)	5,884	9,183
Lease liabilities	(1,912)	(1,903)	4,325	4,387
Tenants' security, escrow deposits, and prepaid rent	(348)	(272)	3,809	4,185

Total liabilities	$(41,244)	(43,533)	$553,550	577,001
(1)
For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2021 and 2020

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2021	2020	2021	2020	2021	2020	2021	2020
	Revenues:
*	Base rent	$(1,991)	(1,777)	$(7,892)	(7,177)	$24,802	26,281	$102,118	105,789
*	Recoveries from tenants	(598)	(539)	(2,350)	(2,070)	8,829	8,580	34,431	33,599
*	Percentage rent	-	-	(6)	(3)	194	232	1,129	1,047
*	Termination Fees	-	(50)	(11)	(160)	103	894	787	2,617
*	Uncollectible lease income	(33)	97	(226)	531	685	(1,410)	2,470	(9,803)
*	Other lease income	(29)	(28)	(119)	(115)	367	353	1,470	1,437
	Straight line rent on lease income	(95)	(1)	(143)	(167)	1,225	(163)	3,052	(2,664)
	Above/below market rent amortization	(6)	(14)	(69)	(86)	114	191	1,060	878
	Lease income (1)	(2,752)	(2,312)	(10,816)	(9,247)	36,319	34,958	146,517	132,900

*	Other property income	(2)	(1)	(14)	(9)	105	348	360	761

	Asset management fees	-	-	-	-	(279)	(267)	(1,083)	(1,090)
	Management, transaction, and other fees	-	-	-	-	(279)	(267)	(1,083)	(1,090)

	Total revenues	(2,754)	(2,313)	(10,830)	(9,256)	36,145	35,039	145,794	132,571

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(704)	(619)	(2,818)	(2,459)	7,614	8,723	32,093	34,508

*	Operating and maintenance	(482)	(401)	(1,777)	(1,441)	5,786	6,004	22,831	22,333
*	Ground rent	(29)	(28)	(113)	(113)	90	74	357	343
	Straight line rent on ground rent	(16)	(16)	(63)	(63)	29	29	119	119
	Above/below market ground rent amortization	-	-	-	-	10	10	39	39
	Operating and maintenance	(527)	(445)	(1,953)	(1,617)	5,915	6,117	23,346	22,834

	General & administrative, net	-	-	-	-	82	106	341	369

*	Real estate taxes	(341)	(320)	(1,315)	(1,347)	4,615	4,551	19,372	18,876

	Other expenses	(18)	(23)	(95)	(83)	335	294	1,249	949
	Development pursuit costs	-	-	-	-	-	-	12	67
	Other operating expenses	(18)	(23)	(95)	(83)	335	294	1,261	1,016

	Total operating expenses	(1,590)	(1,407)	(6,181)	(5,506)	18,561	19,791	76,413	77,603

	Other Expense (Income):
	Gross interest expense	(330)	(336)	(1,342)	(1,461)	4,688	5,298	19,442	22,069
	Debt cost amortization	(10)	(15)	(45)	(64)	183	134	768	657
	Debt premium/discount amortization	-	-	-	-	10	10	39	39
	Interest expense, net	(340)	(351)	(1,387)	(1,525)	4,881	5,442	20,249	22,765

	Provision for impairment of real estate	-	-	-	-	955	242	11,426	242
	Gain on sale of real estate	-	-	-	-	(8,994)	(2,453)	(9,380)	(2,414)
	Early extinguishment of debt	-	-	-	-	-	206	-	206

	Total other expense (income)	(340)	(351)	(1,387)	(1,525)	(3,158)	3,437	22,295	20,799

* Compnent of Net Operating Income

(1)
For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended December 31, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$215,573	213,952	$856,993	860,805
Recoveries from tenants	73,041	68,723	290,481	277,389
Percentage rent	1,403	1,114	7,715	7,144
Termination fees	2,038	2,260	6,446	7,775
Uncollectible lease income	6,343	(17,681)	25,684	(91,015)
Other lease income	3,269	2,885	11,584	9,982
Other property income	2,418	1,883	9,873	6,729
Total real estate revenues	304,085	273,136	1,208,776	1,078,809

Real Estate Operating Expenses:
Operating and maintenance	50,460	47,610	188,834	175,299
Termination expense	-	-	-	25
Real estate taxes	38,340	38,212	158,940	158,413
Ground rent	3,143	3,003	11,829	11,964
Total real estate operating expenses	91,943	88,825	359,603	345,701

Same Property NOI	$212,142	184,311	$849,173	733,108
% change	15.1%		15.8%

Same Property NOI without Termination Fees	$210,104	182,051	$842,727	725,358
% change	15.4%		16.2%

Same Property NOI without Termination Fees or Redevelopments	$187,315	162,660	$752,604	648,348
% change	15.2%		16.1%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$67,859	38,487	$361,411	44,889
Less:
Management, transaction, and other fees	(6,918)	(7,417)	(40,337)	(26,501)
Other (1)	(15,676)	(8,544)	(46,860)	(25,912)
Plus:
Depreciation and amortization	76,396	86,739	303,331	345,900
General and administrative	19,955	20,512	78,218	75,001
Other operating expense	3,064	7,617	5,751	12,642
Other expense	65,594	35,474	132,977	256,407
Equity in income of investments in real estate excluded from NOI (2)	3,852	12,838	53,119	59,726
Net income attributable to noncontrolling interests	1,124	729	4,877	2,428
NOI	215,250	186,435	852,487	744,580

Less non-same property NOI (3)	(3,108)	(2,124)	(3,314)	(11,472)

Same Property NOI	$212,142	184,311	$849,173	733,108
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended December 31, 2021 and 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$67,859	38,487	$361,411	44,889
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	82,765	94,289	330,364	375,865
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(61,915)	(21,228)	(100,499)	(69,879)
Provision for impairment of real estate	85,229	17,764	95,815	18,778
Exchangeable operating partnership units	300	174	1,615	203
Nareit Funds From Operations	$174,238	129,486	$688,706	501,984

Nareit FFO per share (diluted)	$1.01	0.76	$4.02	2.95
Weighted average shares (diluted)	172,626	170,745	171,456	170,225

Reconciliation of Nareit FFO to Core Operating Earnings:
Nareit Funds From Operations	$174,238	129,486	$688,706	501,984
Adjustments to reconcile to Core Operating Earnings (1):
Non Comparable Items
Early extinguishment of debt	-	2,685	-	22,043
Promote income	-	-	(13,589)	-
Certain Non-Cash Items
Straight line rent	(3,240)	(3,778)	(13,534)	(15,605)
Uncollectible straight line rent	(6,124)	7,681	(5,965)	39,255
Above/below market rent amortization, net	(5,791)	(10,860)	(23,889)	(41,293)
Debt premium/discount amortization	(105)	(117)	(565)	(1,233)
Core Operating Earnings	$158,978	125,097	$631,164	505,151

Core Operating Earnings per share (diluted)	$0.92	0.73	$3.68	2.97
Weighted average shares (diluted)	172,626	170,745	171,456	170,225

Additional Disclosures:

Other Non Cash Expense (1)
Derivative amortization	$110	110	$438	4,329
Debt cost amortization	1,575	1,595	6,895	6,375
Stock-based compensation	3,183	3,284	12,651	14,248
Other Non Cash Expense	$4,868	4,989	$19,984	24,952

Maintenance and Leasing Capital Expenditures (2)
Tenant allowance and landlord work	$10,201	6,768	$32,788	29,660
Building improvements	10,799	5,414	24,596	19,104
Leasing commissions	3,540	2,134	13,184	7,425
Capital Expenditures	$24,540	14,316	$70,568	56,189

(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended December 31, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$68,983	39,216	$366,288	47,317
Adjustments to reconcile to Nareit EBITDAre (1):
Interest expense	41,471	43,743	166,043	181,043
Income tax expense	615	212	943	(357)
Depreciation and amortization	84,010	95,462	335,424	380,408
Gain on sale of real estate	(61,915)	(21,228)	(100,499)	(69,879)
Provision for impairment of real estate	85,229	17,764	95,815	18,778
Goodwill impairment	-	-	-	132,128
Nareit EBITDAre	$218,393	175,169	$864,014	689,438

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$218,393	175,169	$864,014	689,438
Adjustments to reconcile to Operating EBITDAre (1):
Early extinguishment of debt	-	2,685	-	22,043
Transaction income (JV promote)	-	-	(13,589)	-
Straight line rent, net	(9,443)	3,918	(19,579)	23,546
Above/below market rent amortization, net	(5,797)	(10,874)	(23,958)	(41,379)
Operating EBITDAre	$203,153	170,898	$806,888	693,648
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 10

Summary of Consolidated Debt

December 31, 2021 and 2020

(in thousands)

Total Debt Outstanding:	12/31/2021	12/31/2020
Notes Payable:
Fixed rate mortgage loans	$469,953	$384,735
Variable-rate mortgage loans	5,000	34,061
Fixed rate unsecured public debt	3,050,632	3,047,715
Fixed rate unsecured private debt	193,359	191,894
Unsecured credit facilities:
Revolving line of credit	-	-
Term Loans	-	264,679
Total	$3,718,944	$3,923,084

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2022	$11,389	5,848	-	17,237	7.68%
2023	9,695	64,376	-	74,071	3.21%
2024	4,849	90,742	250,000	345,591	3.70%
2025	3,732	40,000	250,000	293,732	3.79%
2026	3,922	88,000	200,000	291,922	3.83%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
>10 years	2	3	725,000	725,005	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	7,505	(31,009)	(23,504)
	$40,248	434,705	3,243,991	3,718,944	3.83%

Percentage of Total Debt:	12/31/2021	12/31/2020
Fixed	99.9%	99.1%
Variable	0.1%	0.9%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.7%
Variable	1.6%	1.2%
Combined	3.8%	3.7%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.1%	3.9%

Average Years to Maturity:
Fixed	9.6	10.1
Variable	1.2	1.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

December 31, 2021 and 2020

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	12/31/2021	12/31/2020
Secured Debt - Fixed Rate Mortqaqe Loans
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	$6,495	$7,302
Wells Fargo	Hewlett I	4.41%			01/06/23	9,061	9,235
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,029	19,405
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	2,066	3,346
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,789	2,098
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	31,763	32,369
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	6,801	9,525
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	82,531	84,191
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	-
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	-
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	-
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	-
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	-
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	-
PNC Bank	Fellsway Plaza	4.07%			06/02/27	36,019	36,590
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	5,606	6,301
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	5,751	6,434
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	10,145	11,258
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	192	204
Jefferson Pilot	BridgeMill	7.94%			05/05/21	-	4,012
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/21	-	9,143
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						7,505	3,122
Total Fixed Rate Mortgage Loans		3.84%		3.73%		$469,953	$384,735

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured	2.00%			01/05/22	-	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(31,009)	(35,712)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,243,991	$3,504,288

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/23	$5,000	$6,350
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	-	27,750
Unamortized debt discount and issuance costs						-	(39)
Total Variable Rate Mortgage Loans		1.59%		1.79%		$5,000	$34,061

Total		3.83%		4.07%		$3,718,944	$3,923,084
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2021

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	27%	31%	27%	28%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	4%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.5x	5.1x	4.6x	4.3x	4.2x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	388%	370%	375%	366%	345%

Ratios:		12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Consolidated only

Net debt to total market capitalization		21.9%	22.6%	23.5%	26.6%	31.3%
Net debt to real estate assets, before depreciation		30.4%	28.9%	29.2%	30.3%	30.5%
Net debt to total assets, before depreciation		28.1%	26.8%	27.0%	28.0%	28.2%

Net debt to Operating EBITDAre - TTM		4.6x	4.5x	4.7x	5.3x	5.4x
Fixed charge coverage		5.1x	4.8x	4.4x	4.0x	4.1x
Interest coverage		5.5x	5.2x	4.8x	4.3x	4.3x

Unsecured assets to total real estate assets		89.4%	88.7%	89.7%	89.7%	89.6%
Unsecured NOI to total NOI - TTM		99.0%	89.8%	90.7%	90.5%	90.4%
Unencumbered assets to unsecured debt		318%	309%	307%	307%	284%

Total Pro-Rata Share

Net debt to total market capitalization		24.2%	25.2%	26.3%	29.4%	34.4%
Net debt to real estate assets, before depreciation		32.3%	30.9%	31.3%	32.2%	32.6%
Net debt to total assets, before depreciation		29.8%	28.6%	28.9%	29.7%	30.1%

Net debt to Operating EBITDAre - TTM		5.1x	5.0x	5.3x	5.9x	6.0x
Fixed charge coverage		4.5x	4.2x	3.9x	3.6x	3.6x
Interest coverage		4.9x	4.7x	4.3x	3.9x	3.9x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

December 31, 2021 and 2020

(in thousands)

Total Debt Outstanding:	12/31/2021	12/31/2020
Mortgage loans payable:
Fixed rate secured loans	$1,345,904	$1,424,103
Variable rate secured loans	91,663	117,305
Unsecured credit facilities variable rate	7,300	15,635
Total	$1,444,867	$1,557,043

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2022	$7,736	254,893	7,300	269,929	98,932	3.7%
2023	3,256	171,608	-	174,864	65,149	4.76%
2024	1,877	33,690	-	35,567	14,233	3.88%
2025	2,249	137,000	-	139,249	42,169	3.57%
2026	2,471	125,286	-	127,757	41,768	3.62%
2027	2,445	32,800	-	35,245	11,958	2.64%
2028	2,338	62,450	-	64,788	22,571	4.26%
2029	1,790	60,000	-	61,790	12,566	4.34%
2030	776	178,732	-	179,508	69,851	2.88%
2031	370	358,000	-	358,370	139,374	3.14%
>10 Years	1,004	5,497	-	6,501	1,300	4.72%
Unamortized debt premium/(discount) and issuance costs (2)	-	(8,701)	-	(8,701)	(3,080)
	$26,312	1,411,255	7,300	1,444,867	516,791	3.60%

Percentage of Total Debt:	12/31/2021	12/31/2020
Fixed	93.2%	91.5%
Variable	6.8%	8.5%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	4.1%
Variable	2.5%	2.4%
Combined	3.6%	3.9%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.7%	4.1%

Average Years to Maturity:
Fixed	5.6	4.4
Variable	0.3	1.1
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

December 31, 2021

(in thousands)

Investment Partner and					Regency
Portfolio Summary	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	12/31/2021	Pick-up
State of Oregon
(JV-C, JV-C2)	19	2,157	$488,006	$244,129	20.00%	$48,826	$42,611	$12,963
(JV-CCV)	1	559	94,536	74,748	30.00%	22,424	5,554	1,522
	20	2,716	582,542	318,877
GRI
(JV-GRI)	67	8,647	1,537,411	944,133	40.00%	377,653	153,125	34,655

CalSTRS
(JV-RC)	6	614	103,587	-	25.00%	-	24,995	2,058

NYSCRF
(JV-NYC)	2	281	82,446	46,456	30.00%	13,937	11,688	315

USAA (1)
(JV-USA)	-	-	-	-		-	-	631

Publix
(JV-O)	2	211	25,005	-	50.00%	-	12,481	1,595

Individual Investors
Ballard Blocks	2	249	128,959	-	49.90%	-	63,783	1,742
Town and Country Center	1	230	207,339	91,663	35.00%	32,082	39,021	(733)
Others (2)	3	352	88,155	43,738	38.08% - 50%	21,869	19,333	(7,662)

	103	13,300	$2,755,444	$1,444,867		$516,791	$372,591	$47,086
(1)
On August 1, 2021, Regency completed the purchase of its partner's 80% interest in the properties held in the portfolio for $81.7 million, net of debt assumed and a promoted interest.
(2)
In August 2021, Regency and its co-investor sold their collective interest in a single propety joint venture, resulting in a provision for impairment of $9.2 million through Equity in income of investments in real estate partnerships.

Supplemental Information 15

Property Transactions

December 31, 2021

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Aug-21	USAA Portfolio (1)	USAA (80%)	Various	683	$177,582		Kroger, Publix, Ralphs, Safeway, Walgreens
Nov-21	Blakeney Shopping Center		South Charlotte, NC	383	181,000		Harris Teeter, Marshalls/HomeGoods, Best Buy, PetSmart, (Target)
Dec-21	East Meadow		Long Island, NY	141	38,000		Stew Leonard's, Marshalls
Dec-21	EastPort		Long Island, NY	48	9,000		King Kullen, Rite Aid
Dec-21	Valley Stream		Long Island, NY	99	48,000		King Kullen
Dec-21	Wading River		Long Island, NY	99	35,000		King Kullen, CVS, Ace Hardware
	Property Total			1,453	$488,582	5.1%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Jan-21	Pleasanton Plaza		Pleasanton, CA	-	$29,400		-
Jan-21	Harris Crossing		Wake Forest, NC	65	9,000		Harris Teeter
Feb-21	Hickory Creek Plaza		Hollywood, FL	28	13,300		(Kroger)
Mar-21	Homestead McDonalds		Homestead, FL	4	2,470		-
Mar-21	Veranda Shoppes	NYCR (30%)	Plantation, FL	45	5,100		Publix
Apr-21	Gateway 101		East Palo Alto, CA	92	53,165		Nordstrom Rack, Target, (Home Depot), (PGA Tour Superstore)
May-21	Lantana		Lantana, FL	11	1,950		-
Jun-21	Northborough Crossing	NYCR (30%)	Northborough, MA	646	31,200		Wegmans, BJ's Wholesale, Kohl's, Pottery Barn Outlet, Dick's Sporting Goods, TJ Maxx, Michael's, PetSmart, Homesense, Old Navy
Aug-21	Hancock Sears & Pad		Austin, TX	178	18,700		Former Sears
Aug-21	Parnassus Height Medical	Other (50%)	San Francisco, CA	146	28,250		Medical Office
Nov-21	Marina Shores	Oregon (20%)	Long Beach, CA	68	13,580		Petco
Dec-21	Sequoia Station		Redwood City, CA	103	73,000		CVS, Old Navy, Barnes & Noble, (Safeway)
	Property/Outparcel(s) Total			1,386	$279,115	5.2% (2)

	Non-Income Producing Land Total				$6,640
(1)
REG closed on the purchase of its partner's 80% interest in the USAA joint venture. Upon closing, this portfolio became 100% REG owned.
(2)
The weighted average cap rate calculation excludes the sale of Pleasanton Plaza and Hancock Sears & Pad, both of which are non-income producing properties that were sold for $29.4 million, and $18.7 million in the first quarter and third quarter, respectively. Including the sale of Pleasanton Plaza and Hancock Sears & Pad, the weighted average cap rate is 4.3%.

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

December 31, 2021

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield(c)
Ground-up Developments			133	73%				$48,693	67%	7% +/-
Carytown Exchange - Phases I & II (2) (3)	Richmond, VA	Publix	74	71%	Q4-2018	2H-2020	2023	29,174	73%	6 - 7%
East San Marco (2)	Jacksonville, FL	Publix	59	77%	Q4-2020	2H-2022	2024	19,519	59%	7 - 8%
Redevelopments			3,025	90%				$258,613	57%	7 - 8%
The Crossing Clarendon (3)	Metro DC	Life Time	129	95%	Q4-2018	1H-2022	2024	57,374	63%	8% +/-
The Abbot	Boston, MA	Retail/Office Users	65	40%	Q2-2019	2H-2022	2023	58,217	71%	8 - 9%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	507	93%	Q3-2019	2H-2020	2022	12,115	85%	9 - 10%
Preston Oaks (2)	Dallas, TX	H.E.B.	103	79%	Q4-2020	1H-2021	2023	22,327	66%	6% +/-
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	1,073	88%	Q4-2020	2H-2021	2026	55,000	53%	5% +/-
Westbard Square Phase I (3)(4)	Bethesda, MD	Giant	123	57%	Q2-2021	2H-2023	2025	37,038	18%	6% +/-
Various Redevelopments (est costs < $10 million individually)			1,025	97%				16,542	55%	9% +/-
Total In-Process (In Construction)			3,158	89%				$307,306	59%	7 - 8%

In Process Development and Redevelopment Descriptions
Ground-up Developments
Carytown Exchange - Phase I & II

Located in Richmond's most desirable retail corridor, Carytown is a ground-up development anchored by Publix and complemented by street retail and structured parking. The Publix, Shop Bldg B, Shop Bldg E, and structured parking are now complete. Phase II commenced in 2Q21, and includes further value creation in the form of two additional multi-tenant buildings (Shop Bldgs A & C) totaling 36k SF.

East San Marco

Located in one of the most desirable areas of Jacksonville, FL, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel sold in August 2021 to a residential builder for housing.

Redevelopments
The Crossing Clarendon

Redevelopment of vacant, four-story, 1960's-era office building into a modern 130k SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time.

The Abbot	Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101k SF, anchored by H.E.B. Central Market shopping center, and located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued enhancement of a Class A mall in a premier location that includes the addition of new retail that will augment the evolving merchandising mix, redevelopment of the former J.C. Penney space, and additional redevelopment considerations in the northwest portion of the site. Redevelopment represents multiple phases occurring over approximately 4 years, with expected stabilization around 2026.

Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, 2 gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

December 31, 2021

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG's Est Net Project Costs	% of Costs Incurred	Stabilized Yield(c)
Ground-up Developments		55	100%				$2,300	98%	7%
Baybrook East 1A (2)(3)	Houston, TX	55	100%	Q4-2020	2H-2021	2022	2,300	98%	7%
Redevelopments		1,251	94%				$65,289	93%	9%
Bloomingdale Square	Tampa, FL	252	96%	Q3-2018	2H-2019	2022	21,327	89%	8%
Point 50	Metro DC	48	100%	Q4-2018	2H-2020	2023	17,354	91%	8%
West Bird Plaza	Miami, FL	99	99%	Q4-2019	2H-2021	2022	10,338	97%	7%
Various Redevelopments (est costs < $10 million individually)		852	93%				16,270	96%	12%
Total Completions		1,305	94%				$67,589	93%	9%
(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided. Amounts reported are at Regency’s pro-rata share.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
GLA and % Leased for Carytown represents Regency's pro-rata share, The Crossing Clarendon represents the office building only, and Westbard Square Phase I represents phase I only.
(4)
Estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $110m - $120m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $332,249 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 61% for Ground-up Developments and Redevelopments In-Process.

(a)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)
Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

Supplemental Information 18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2021

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2021	400	1,753	$27.44	12.9%	6.1	$5.19
3rd Quarter 2021	421	2,019	24.06	5.1%	5.9	5.68
2nd Quarter 2021	432	1,881	25.11	2.7%	5.8	5.21
1st Quarter 2021	381	1,486	24.54	0.2%	5.4	3.02
Total - 12 months	1,634	7,139	$25.27	5.5%	5.8	$4.89

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2021	111	414	$28.66	45.6%	8.0	$18.14
3rd Quarter 2021	107	282	30.77	0.8%	8.0	29.47
2nd Quarter 2021	116	320	29.80	-0.2%	8.6	25.38
1st Quarter 2021	79	266	25.28	-1.4%	7.8	16.51
Total - 12 months	413	1,282	$28.91	12.3%	8.1	$22.39

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2021	289	1,339	$27.01	4.1%	5.4	$0.65
3rd Quarter 2021	314	1,737	22.85	6.2%	5.6	1.41
2nd Quarter 2021	316	1,561	24.04	3.6%	5.1	0.62
1st Quarter 2021	302	1,220	24.41	0.5%	4.9	0.76
Total - 12 months	1,221	5,857	$24.44	3.8%	5.3	$0.90

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
4th Quarter 2021	483	2,208	$27.55		6.5	$13.62
3rd Quarter 2021	501	2,420	23.25		6.7	8.48
2nd Quarter 2021	527	2,147	25.34		5.7	7.46
1st Quarter 2021	446	1,776	23.13		5.2	6.15
Total - 12 months	1,957	8,551	$24.86		6.1	$9.15

Notes:

•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.
•
Excludes Non-Retail Properties
•
Tenant Allowance and Landlord Work / Sq. Ft. for 3rd Quarter 2021 has been updated for inclusion of revised expectations on capital commitments for a New Leasing transaction.

Supplemental Information 19

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2021

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	71	9,207	93.1%	$247,732	$28.81	17.5%	21.6%	26.6%
Florida	96	11,038	93.8%	201,147	19.39	23.7%	25.9%	21.6%
Texas	30	3,500	95.9%	67,970	20.20	7.4%	8.2%	7.3%
New York	16	1,805	93.1%	59,049	35.13	4.0%	4.2%	6.3%
Georgia	22	2,127	91.1%	44,139	22.54	5.4%	5.0%	4.7%
Virginia	21	1,668	92.3%	43,762	28.34	5.2%	3.9%	4.7%
Connecticut	15	1,538	94.5%	35,056	23.91	3.7%	3.6%	3.8%
North Carolina	18	1,612	95.3%	32,780	21.32	4.4%	3.8%	3.5%
Washington	16	1,162	96.3%	31,843	28.24	4.0%	2.7%	3.4%
Illinois	9	1,315	97.0%	25,376	20.17	2.2%	3.1%	2.7%
Massachusetts	8	898	95.1%	23,473	27.38	2.0%	2.1%	2.5%
Colorado	19	1,404	94.7%	21,184	15.84	4.7%	3.3%	2.3%
Maryland	12	741	89.3%	17,266	26.22	3.0%	1.7%	1.9%
Ohio	8	1,215	98.3%	15,826	13.18	2.0%	2.8%	1.7%
Oregon	8	779	94.8%	14,917	20.08	2.0%	1.8%	1.6%
Pennsylvania	9	594	91.5%	14,371	25.93	2.2%	1.4%	1.5%
New Jersey	5	333	95.8%	10,106	31.64	1.2%	0.8%	1.1%
Indiana	3	335	96.0%	5,423	16.90	0.7%	0.8%	0.6%
Tennessee	3	314	98.3%	5,307	16.99	0.7%	0.7%	0.6%
Missouri	4	408	100.0%	4,433	10.86	1.0%	1.0%	0.5%
Delaware	2	254	92.8%	4,082	17.32	0.5%	0.6%	0.4%
Minnesota	5	205	97.8%	3,564	17.75	1.2%	0.5%	0.4%
South Carolina	2	83	100.0%	2,072	24.99	0.5%	0.2%	0.2%
Washington, D.C.	2	12	93.5%	922	79.30	0.5%	0.0%	0.1%
Michigan	1	97	74.0%	616	8.56	0.2%	0.2%	0.1%
Total All Properties	405	42,646	94.1%	$932,416	$23.18	100.0%	100.0%	100.0%
(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2021

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	20	2,117	93.5%	$68,830	$34.78	4.9%	5.0%	7.4%
2) Los Angeles-Long Beach-Anaheim	24	2,499	95.2%	69,772	29.32	5.9%	5.9%	7.5%
3) Chicago-Naperville-Elgin	10	1,594	96.1%	29,850	19.48	2.5%	3.7%	3.2%
4) Dallas-Fort Worth-Arlington	11	914	92.9%	17,972	21.15	2.7%	2.1%	1.9%
5) Houston-Woodlands-Sugar Land	14	1,753	97.3%	32,954	19.32	3.5%	4.1%	3.5%
6) Washington-Arlington-Alexandri	27	1,866	92.2%	50,873	29.56	6.7%	4.4%	5.5%
7) Philadelphia-Camden-Wilmington	8	695	90.3%	14,921	23.79	2.0%	1.6%	1.6%
8) Miami-Ft Lauderdale-PompanoBch	41	5,308	92.7%	106,278	21.61	10.1%	12.4%	11.4%
9) Atlanta-SandySprings-Alpharett	22	2,127	91.1%	44,139	22.77	5.4%	5.0%	4.7%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	898	95.1%	23,473	27.48	2.0%	2.1%	2.5%
12) San Francisco-Oakland-Berkeley	18	3,352	90.7%	90,159	29.67	4.4%	7.9%	9.7%
13) Rvrside-San Bernardino-Ontario	1	99	98.4%	3,040	31.28	0.2%	0.2%	0.3%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	16	1,162	97.0%	31,843	28.26	4.0%	2.7%	3.4%
16) Minneapol-St. Paul-Bloomington	5	205	97.8%	3,564	17.74	1.2%	0.5%	0.4%
17) San Diego-Chula Vista-Carlsbad	11	1,548	93.0%	42,613	29.61	2.7%	3.6%	4.6%
18) Tampa-St Petersburg-Clearwater	9	1,293	95.8%	23,751	19.18	2.2%	3.0%	2.5%
19) Denver-Aurora-Lakewood	11	937	94.3%	13,816	15.65	2.7%	2.2%	1.5%
20) St. Louis	4	408	100.0%	4,433	10.86	1.0%	1.0%	0.5%
21) Baltimore-Columbia-Towson	5	357	93.3%	7,784	23.36	1.2%	0.8%	0.8%
22) Charlotte-Concord-Gastonia	5	621	94.1%	13,772	23.56	1.2%	1.5%	1.5%
23) Orlando-Kissimmee-Sanford	8	882	93.1%	15,523	18.91	2.0%	2.1%	1.7%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	95.1%	8,496	20.49	1.2%	1.0%	0.9%
26) Sacramento-Roseville-Folsom	4	318	98.5%	7,386	23.59	1.0%	0.7%	0.8%
27) Pittsburgh	-	-	-	-	-	-	-	-
28) Austin-Round Rock-Georgetown	5	834	96.4%	17,044	21.22	1.2%	2.0%	1.8%
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	895	97.8%	11,984	13.69	1.2%	2.1%	1.3%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	320	99.6%	3,842	12.07	0.7%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	75.8%	949	22.54	0.5%	0.1%	0.1%
34) San Juan-Bayamón-Caguas	-	-	-	-	-	-	-	-
35) Cleveland-Elyria	-	-	-	-	-	-	-	-
36) Nashvil-Davdsn-Murfree-Frankln	3	314	98.3%	5,307	17.18	0.7%	0.7%	0.6%
37) San Jose-Sunnyvale-Santa Clara	6	645	95.9%	18,735	30.28	1.5%	1.5%	2.0%
38) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
39) Providence-Warwick	-	-	-	-	-	-	-	-
40) Jacksonville	20	1,918	93.9%	29,554	16.41	4.9%	4.5%	3.2%
41) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
42) Raleigh-Cary	9	692	97.9%	14,090	20.81	2.2%	1.6%	1.5%
43) Oklahoma City	-	-	-	-	-	-	-	-
44) Memphis	-	-	-	-	-	-	-	-
45) Richmond	3	199	80.3%	3,294	20.64	0.7%	0.5%	0.4%
46) Louisville/Jefferson County	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Salt Lake City	-	-	-	-	-	-	-	-
49) Hartford-E Hartford-Middletown	2	301	95.4%	5,528	19.25	0.5%	0.7%	0.6%
50) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	345	37,561	94.0%	$835,569	$23.62	85.2%	88.1%	89.6%

CBSAs Ranked 51 - 75 by Population	22	1,951	94.9%	48,585	25.89	5.4%	4.6%	5.2%

CBSAs Ranked 76 - 100 by Population	12	760	98.0%	12,444	16.71	3.0%	1.8%	1.3%

Other CBSAs	26	2,373	93.4%	35,818	16.11	6.4%	5.6%	3.8%

Total All Properties	405	42,646	94.1%	$932,416	$23.18	100.0%	100.0%	100.0%
(1)
2021 Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

December 31, 2021

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,892	7.2%	$31,719	3.4%	68	9
2	Kroger Co. (1)	2,991	7.5%	30,332	3.3%	54	11
3	Albertsons Companies, Inc. (2)	1,822	4.6%	27,448	2.9%	45	16
4	TJX Companies, Inc. (3)	1,411	3.5%	23,991	2.6%	62	18
5	Amazon/Whole Foods	1,095	2.7%	23,659	2.5%	35	12
6	CVS	644	1.6%	14,775	1.6%	56	18
7	Ahold/Delhaize (4)	455	1.1%	11,363	1.2%	12	6
8	L.A. Fitness Sports Club	487	1.2%	9,685	1.0%	14	4
9	Trader Joe's	271	0.7%	8,929	1.0%	27	7
10	Ross Dress For Less	545	1.4%	8,579	0.9%	25	9
11	JPMorgan Chase Bank	128	0.3%	8,088	0.9%	42	10
12	Nordstrom (5)	279	0.7%	7,585	0.8%	8	-
13	Gap, Inc (6)	244	0.6%	7,379	0.8%	19	2
14	H.E. Butt Grocery Company (7)	482	1.2%	7,319	0.8%	6	1
15	Starbucks	133	0.3%	7,161	0.8%	87	24
16	Bank of America	129	0.3%	7,135	0.8%	43	14
17	Petco Health & Wellness Company, Inc. (8)	278	0.7%	6,924	0.7%	31	9
18	Wells Fargo Bank	132	0.3%	6,885	0.7%	47	17
19	JAB Holding Company (9)	169	0.4%	6,719	0.7%	61	14
20	Bed Bath & Beyond Inc. (10)	341	0.9%	6,155	0.7%	12	-
21	Kohl's	586	1.5%	5,998	0.6%	7	1
22	Best Buy	259	0.6%	5,953	0.6%	8	1
23	Walgreens Boots Alliance (11)	234	0.6%	5,700	0.6%	22	8
24	Target	520	1.3%	4,947	0.5%	5	2
25	Ulta	163	0.4%	4,913	0.5%	17	1
26	AT&T, Inc (12)	110	0.3%	4,887	0.5%	59	13
27	Dick's Sporting Goods, Inc.	274	0.7%	4,787	0.5%	4	-
28	Life Time	111	0.3%	4,700	0.5%	1	-
29	T-Mobile (13)	107	0.3%	4,531	0.5%	74	28
30	Burlington	359	0.9%	4,278	0.5%	9	2
	Top Tenants	17,651	44.1%	$312,524	33.5%	960	257
(1)
Kroger 20 / King Soopers 11 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)
TJ Maxx 25 / Homegoods 17 / Marshalls 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 8 / Stop & Shop 3 / Food Lion 1
(5)
Nordstrom Rack 8
(6)
Old Navy 12 / The Gap 2 / Athleta 2 / Banana Republic 2 / GAP BR Factory 1
(7)
H.E.B. 5 / Central Market 1
(8)
Petco 26 / Unleashed by Petco 5
(9)
Panera 30 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)
Bed Bath & Beyond 10 / Buy Buy Baby 1 / Harmon Face Values 1
(11)
Walgreens 21 / Duane Reade 1
(12)
AT&T 53 / Cricket 6
(13)
T-Mobile 51 / Sprint 12 / MetroPC 10 / Connectivity Source 1

Note: Amounts may not foot due to rounding.

Supplemental Information 22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2021

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	176	0.4%	0.3%	$14.54
2022	1,612	4.1%	2.4%	13.65
2023	2,587	6.5%	4.4%	15.56
2024	3,373	8.5%	5.8%	15.56
2025	2,956	7.4%	5.0%	15.54
2026	3,177	8.0%	5.4%	15.61
2027	2,541	6.4%	4.6%	16.57
2028	1,683	4.2%	3.4%	18.53
2029	1,255	3.2%	1.7%	12.73
2030	1,229	3.1%	2.3%	17.14
2031	831	2.1%	1.7%	18.64
10 Year Total	21,421	53.9%	37.1%	$15.81
Thereafter	3,979	10.0%	6.9%	15.91
	25,400	64.0%	44.0%	$15.83

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	284	0.7%	1.0%	$31.23
2022	1,797	4.5%	6.5%	32.93
2023	2,199	5.5%	8.3%	34.63
2024	2,018	5.1%	7.7%	34.69
2025	1,914	4.8%	7.6%	36.31
2026	1,878	4.7%	7.4%	36.00
2027	1,155	2.9%	4.6%	36.06
2028	738	1.9%	3.2%	40.03
2029	557	1.4%	2.4%	39.57
2030	567	1.4%	2.4%	39.29
2031	642	1.6%	2.6%	36.92
10 Year Total	13,748	34.6%	53.8%	$35.68
Thereafter	567	1.4%	2.2%	36.10
	14,315	36.0%	56.0%	$35.69

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	461	1.2%	1.3%	$24.84
2022	3,408	8.6%	8.9%	23.82
2023	4,786	12.1%	12.8%	24.32
2024	5,391	13.6%	13.4%	22.72
2025	4,869	12.3%	12.6%	23.70
2026	5,056	12.7%	12.8%	23.19
2027	3,696	9.3%	9.2%	22.66
2028	2,421	6.1%	6.7%	25.08
2029	1,812	4.6%	4.2%	20.98
2030	1,796	4.5%	4.7%	24.13
2031	1,473	3.7%	4.3%	26.60
10 Year Total	35,169	88.6%	90.8%	$23.58
Thereafter	4,545	11.4%	9.2%	18.43
	39,714	100%	100%	$22.99

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)
Month to month lease or in process of renewal.

Supplemental Information 23

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.01
	4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	97.1%			68	Ace Hardware, Bed Bath & Beyond, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$33.97
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	97.9%		143	58	Albertsons, (Target)	$30.23
	Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$28.63
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	95.7%			32	CVS, Mollie Stone's Market	$26.44
	Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.19
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.0%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.52
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	82.1%				Marshalls	$34.47
	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	93.6%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$32.47
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.9%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.22
	Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%			66	Safeway, CVS	$17.79
(2)	Costa Verde Center			CA	San Diego-Chula Vista-Carlsbad	179	179	60.3%			40	Bristol Farms, Bookstar, The Boxing Club	$24.74
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.32
	Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	93.0%		53	53	Bevmo!, (Safeway), (CVS)	$42.93
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	95.6%			31	Bristol Farms, CVS	$38.24
	El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	82.5%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, (CVS)	$29.88
	El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	98.0%			42	Von's, Children's Paradise, ACE Hardware	$19.81
	Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.00
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.38
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.4%			44	Stater Bros, CVS	$27.20
	Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	99.4%			55	Ralphs, CVS	$37.80
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$30.12
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	84.3%				Lowe's, TJ Maxx	$6.59
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$26.15
	Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	95.1%			52	Ralphs	$26.63
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5	$40.88
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	95.8%		39	39	CVS,(Albertsons)	$30.08
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.42
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$24.78
	Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	91.0%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.36

Supplemental Information 24

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.77
Oak Shade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.54
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	86.2%			44	Gelson's Markets, (CVS), (Ace Hardware)	$19.67
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.04
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	92.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$43.67
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$28.19
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.22
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	98.1%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$23.17
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	91.3%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco	$33.69
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	95.3%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$34.97
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.16
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$19.53
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	95.1%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$23.98
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.94
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.28
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$32.59
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.37
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	93.9%			48	Pavilions, CVS	$26.37
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1073	1073	88.2%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy,Party City , Ross Dress for Less, Target, TJ Maxx, Uniqlo	$25.03
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	96.9%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$24.67
Silverado Plaza	GRI	40%	CA	Napa	85	34	98.8%			32	Nob Hill, CVS	$22.17
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$20.89
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	98.7%			46	Ralphs	$22.95
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	100.0%			56	Safeway, CVS, Alamo Hardware	$26.04
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	91.2%			52	Ralphs, Trader Joe's	$41.42
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	98.6%			35	Safeway, CVS, Petco	$26.88
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	95.7%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$40.43
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	37.5%			41	Whole Foods, CVS, Citibank	$49.13
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$33.39

Supplemental Information 25

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	98.2%			41	Ralphs, Rite Aid	$21.63
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	97.2%			45	Target, Grocer	$21.64
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.33
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	94.3%			37	Whole Foods	$35.82
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$23.08
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.0%			25	Safeway, Rite Aid	$19.42
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	93.6%			72	Von's, Sprouts, (CVS)	$39.98
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	249	249	74.0%				REI, UFC Gym, Old Navy, Ulta, Five Below	$29.37
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	98.2%			78	El Super	$16.64
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		Chuck E. Cheese, Marshalls, (Target)	$25.37
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	100.0%				Sports Basement,TJ Maxx	$38.56
			CA		10,862	9,207	93.1%		439	2,582		$28.81
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	92.2%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta	$15.98
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	80.9%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway	$18.60
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	95.6%			65	King Soopers	$20.08
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	77.9%		53	53	One Hour Optical, (Safeway)	$31.36
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	92.0%			62	Ace Hardware, King Soopers	$11.27
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.62
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	95.4%			72	King Soopers	$11.10
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.54
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$37.97
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$24.45
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	97.4%			66	King Soopers	$11.60
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.69
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	96.7%			61	King Soopers	$12.01
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$33.43
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.60
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.2%			55	King Soopers	$11.91
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$27.16
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.77

Supplemental Information 26

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodmen Plaza			CO	Colorado Springs	116	116	94.2%			70	King Soopers	$13.29
				CO		1,947	1,404	94.7%		403	1,119		$15.84
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$28.20
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.3%				Old Navy, The Clubhouse	$29.77
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	95.7%				-	$44.22
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.0%			60	Bed, Bath & Beyond, Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$15.31
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	94.4%			12	Trader Joe's	$53.06
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Kohl's, Rite Aid, Stop & Shop	$14.49
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	96.4%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$30.50
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	98.1%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.98
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	99.0%				Kohl's, Old Navy, Party City	$19.07
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	85.4%				Fairfield University Bookstore, Merril Lynch	$33.69
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
	Southbury Green			CT	New Haven-Milford	156	156	86.7%			60	ShopRite, Homegoods	$21.99
	Westport Row			CT	Bridgeport-Stamford-Norwalk	91	91	83.1%			22	The Fresh Market	$43.57
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,650	1,538	94.5%		0	358		$23.91
	Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	85.8%			12	Trader Joe's	$42.26
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$106.22
				DC		40	12	93.5%		0	12		$79.30
	Pike Creek			DE	Philadelphia-Camden-Wilmington	228	228	93.2%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.43
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$25.48
				DE		293	254	92.8%		0	49		$17.32
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$23.89
	Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$14.17
	Atlantic Village			FL	Jacksonville	110	110	98.6%				LA Fitness, Pet Supplies Plus	$17.85
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	94.9%			49	CVS, Publix	$36.64
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.42
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	0.0%				-	$0.00

Supplemental Information 27

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	98.9%			66	Publix, Walgreens	$15.24
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.61
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.6%			44	CVS, Goodwill, Winn-Dixie	$24.79
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	96.0%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$17.67
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$23.95
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	97.9%			46	Citi Trends, Pet Supermarket, Publix	$16.55
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	97.2%			54	CVS, Publix	$20.90
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$27.20
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	61.0%		98		(Kohl's)	$53.13
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$24.26
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.53
	Charlotte Square			FL	Punta Gorda	91	91	95.7%			44	WalMart, Buffet City	$11.72
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	95.0%			54	Publix, Pet Smart	$27.15
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.5%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$13.27
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	84.6%			25	Aldi, Walgreens	$31.60
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.7%			51	Publix	$14.90
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	93.4%			40	Publix, CVS	$22.76
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	69.5%			46	Publix, Ross Dress for Less	$24.46
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	76.8%			39	Publix	$26.50
	Fleming Island			FL	Jacksonville	132	132	99.2%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.92
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	90.8%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$27.70
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	100.0%			42	Publix	$19.31
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$19.62
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$17.09
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.30
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	97.7%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.31
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.40
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.18
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.94

Supplemental Information 28

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$24.69
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	92.2%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.03
Mandarin Landing			FL	Jacksonville	140	140	71.5%			50	Whole Foods, Aveda Institute	$19.67
Millhopper Shopping Center			FL	Gainesville	85	85	95.0%			46	Publix	$18.54
Naples Walk			FL	Naples-Marco Island	125	125	100.0%			51	Publix	$18.46
Newberry Square			FL	Gainesville	181	181	90.9%			40	Publix, Floor & Décor, Dollar Tree	$9.41
Nocatee Town Center			FL	Jacksonville	112	112	100.0%			54	Publix	$21.53
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$15.49
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.78
Ocala Corners			FL	Tallahassee	87	87	93.8%			61	Publix	$14.97
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.05
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.12
Pavillion			FL	Naples-Marco Island	168	168	97.1%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.85
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.2%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$15.30
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.8%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$18.87
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.35
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	92.3%		173	47	Whole Foods, (Target)	$39.72
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	92.3%			51	Publix, Eddie V's	$30.03
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	94.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$16.42
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	94.9%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$22.93
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	95.0%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michaels, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.49
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.9%			40	Publix, Beall's, Harbor Freight Tools	$11.84
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	87.7%			36	Publix, Walgreens, Dollar Tree	$12.54
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.8%			54	Publix	$23.64
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.2%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington	$19.57
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	91.2%			46	Winn-Dixie, CVS	$19.66
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$21.53
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.46
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	114	114	100.0%			46	Publix	$23.73

Supplemental Information 29

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.54
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	64.4%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.65
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	96.9%			61	Publix, (Walgreens)	$14.41
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	93.7%			48	Publix, Goodwill	$20.31
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	100.0%				-	$26.05
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	92.2%				-	$21.34
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$25.53
	Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	98.6%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.62
	South Beach Regional			FL	Jacksonville	308	308	84.5%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$16.86
	South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$16.36
	Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
	Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	94.1%		143		Kohl's, (Target)	$6.65
	Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	85.8%			38	Publix, Dollar Tree, Retro Fitness	$12.07
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	98.8%			52	Publix, LA Fitness	$22.45
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%				-	$24.48
(2)	The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	98.0%			29	Sprouts	$27.48
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$11.08
	Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	72.6%				PETCO	$34.78
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$18.44
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.49
	University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$32.88
	Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	97.3%			50	Publix, PGA Tour Superstore, Walgreens	$22.03
	Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.44
	Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	92.9%			47	Publix, Dollar Tree	$14.23
	Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	97.6%			45	Publix, CVS	$24.61
	West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	98.5%			38	Publix	$25.23
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$21.34
	Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.26
	Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$20.80
	Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	90.3%			44	Publix	$21.07

Supplemental Information 30

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
			FL		11,582	11,038	93.8%		1,049	3,474		$19.39
Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	90.6%				Harbor Freight Tools	$22.87
Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.12
Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.4%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.22
Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	94.0%			38	Publix	$17.62
Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	79.4%			25	Lidl	$30.05
Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	89.7%				-	$30.96
Buckhead Landing (fka Piedmont Peachtree Crossing)			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Binders Art Supplies & Frames, Kroger	$19.19
Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Bed Bath & Beyond, Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$24.77
Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	42.8%			41	-	$26.84
Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.09
Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$18.29
Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.44
Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	92.1%			44	Publix	$20.49
Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	87.8%			18	The Fresh Market, Walgreens, Dunwoody Prep	$20.73
Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$24.38
Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$39.00
Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$34.60
Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	76	76	91.1%			48	Publix, The Juice Box	$10.37
Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	88.4%			63	Kroger	$12.95
Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	95.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$24.40
The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	81.5%				(CVS)	$11.99
Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	82.7%				-	$26.81
			GA		2,127	2,127	91.1%		0	551		$22.54
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.51
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	89.9%				PETCO	$37.51
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	99.5%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$26.65
Hinsdale			IL	Chicago-Naperville-Elgin	185	185	89.4%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.54
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	95.5%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.77
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	98.6%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.32

Supplemental Information 31

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	97.5%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$22.58
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	94.5%			80	Mariano's Fresh Market, Goodwill	$17.64
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.94
			IL		1,660	1,315	95.3%		0	467		$20.17
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.05
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	72.4%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.84
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	81.2%			12	Trader Joe's	$27.89
			IN		418	335	96.0%		64	116		$16.90
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.15
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	97.2%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.17
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	97.2%			55	Shaw's	$26.69
The Abbot			MA	Boston-Cambridge-Newton	65	65	39.9%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.42
			MA		898	898	95.1%		0	416		$27.38
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	100.0%			9	Trader Joe's	$40.69
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	89.8%			70	Shoppers Food Warehouse, Dollar Tree	$18.18
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	83.8%			10	Trader Joe's	$40.58
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$40.64
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.8%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.93
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	92.0%			44	Shoppers Food Warehouse	$21.73
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Lidl	$14.41
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	97.4%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's, Surplus Furniture & Mattress	$15.58
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	91.6%		75	63	Giant, (Sunrise)	$29.74
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$28.74
Westbard Square			MD	Washington-Arlington-Alexandri	199	199	76.2%			55	Giant, Bowlmor AMF	$34.91
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	92.8%				CVS	$34.57
			MD		1,389	741	89.3%		75	374		$26.22

Supplemental Information 32

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.56
				MI		97	97	74.0%		0	0		$8.56
	Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	179	45	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.84
	Cedar Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	97.6%			50	Whole Foods	$27.98
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$25.81
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.5%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.59
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.70
				MN		668	205	97.8%		87	183		$17.75
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.42
	Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.30
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.08
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.13
				MO		408	408	100.0%		388	314		$10.86
(2)	Blakeney Shopping Center			NC	Charlotte-Concord-Gastonia	383	383	97.8%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$25.32
	Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	80.0%			14	Chuck E. Cheese, The Fresh Market, Party City	$24.52
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.20
	Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.11
	Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$17.85
	Holly Park			NC	Raleigh-Cary	160	160	99.0%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$18.32
	Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$13.90
	Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.06
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$19.62
	Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	93	19	85.1%			30	Whole Foods, Walgreens	$19.22
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$19.05
	Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.9%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.43
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	95.7%			59	Harris Teeter	$16.56
	Sutton Square	C	20%	NC	Raleigh-Cary	101	20	93.3%			24	The Fresh Market	$20.37
	Village District	C	30%	NC	Raleigh-Cary	559	168	95.1%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club	$25.19
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods	$23.55
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.41

Supplemental Information 33

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$14.16
				NC		2,491	1,612	96.3%		139	795		$21.32
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	98.1%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.46
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$30.42
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.12
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	80.5%			60	ShopRite	$17.53
	Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.5%			70	ShopRite	$26.57
				NJ		572	333	95.8%		0	258		$31.64
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$127.71
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$34.27
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$42.08
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.72
(2)	East Meadow			NY	New York-Newark-Jersey City	141	141	92.3%				Marshalls, Stew Leonard's	$14.75
(2)	Eastport			NY	New York-Newark-Jersey City	48	48	97.3%				King Kullen, Rite Aid	$12.72
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$49.50
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	96.2%				-	$38.31
	Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	92.6%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.69
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	98.1%			52	King Kullen, Ace Hardware	$29.57
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.67
(2)	Valley Stream			NY	New York-Newark-Jersey City	99	99	95.5%				King Kullen	$28.51
(2)	Wading River			NY	New York-Newark-Jersey City	99	99	82.1%				King Kullen, CVS, Ace Hardware	$22.91
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	98.7%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.93
				NY		1,890	1,805	93.1%		0	357		$35.13
	Cherry Grove			OH	Cincinnati	196	196	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.26
	East Pointe			OH	Columbus	109	109	98.7%			76	Kroger	$10.93
	Hyde Park			OH	Cincinnati	401	401	97.4%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.96
	Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.26
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$11.87

Supplemental Information 34

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Red Bank Village			OH	Cincinnati	176	176	98.9%			152	WalMart	$7.51
Regency Commons			OH	Cincinnati	34	34	84.0%				-	$26.09
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.22
			OH		1,215	1,215	98.3%		90	685		$13.18
Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Michaels, TJ Maxx, Trader Joe's	$22.42
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.28
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	86.6%			41	Safeway, Planet Fitness	$19.96
Northgate Marketplace			OR	Medford	81	81	91.6%			13	Trader Joe's, REI, PETCO	$22.89
Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.42
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.33
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$22.36
			OR		835	779	94.8%		0	215		$20.08
Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$16.25
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	84.5%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.47
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	95.8%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$33.39
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.00
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	94.7%			51	Weis Markets	$24.18
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	89.8%			56	Acme Markets, Michael's	$18.97
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	97.9%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$11.15
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	40.4%			51	-	$28.44
			PA		995	594	91.5%		244	375		$25.93
Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.60
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$17.61
			SC		131	83	100.0%		0	59		$24.99
Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$16.06
Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	96.0%			75	Kroger	$14.90
Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.11
			TN		314	314	98.3%		0	214		$16.99

Supplemental Information 35

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	97.0%			68	Kroger, Walgreens	$21.24
(2)	Baybrook East 1A	O	50%	TX	Houston-Woodlands-Sugar Land	106	53	100.0%			106	H.E.B	$3.16
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	95.2%			83	Kroger	$11.57
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$29.52
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	93.8%				CVS	$27.03
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	95.4%			63	Kroger	$19.51
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	97.7%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.08
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$47.93
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	99.0%			79	H.E.B.	$25.13
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.1%			64	Tom Thumb	$16.75
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	88.6%		63	63	(WalMart)	$28.78
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%			64	Tom Thumb	$22.08
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.93
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	96.2%			100	Kroger	$16.93
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.91
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$21.20
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.4%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$23.66
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	97.7%			64	Kroger	$14.90
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	78.6%			30	Central Market, Talbots	$36.17
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.59
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$24.88
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.9%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.84
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.8%			63	Kroger, CVS	$21.76
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	93.9%			65	Kroger, Walgreens	$17.94
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	91.1%			84	H.E.B., Pinstack	$24.14
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	95.4%			100	Kroger	$16.80
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.94
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	92.1%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$20.54
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	98.8%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.30
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	93.0%			45	Whole Foods	$30.96

Supplemental Information 36

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
[0]				TX		3,931	3,500	95.9%		190	1,706		$20.20
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.96
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	95.0%			40	Cooper's Hawk Winery, Whole Foods	$32.70
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.39
(2)	Carytown Exchange	M	57%	VA	Richmond	116	116	70.8%			38	Publix, CVS	$23.27
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex, Planet Fitness	$19.49
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Grocer	$30.77
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	81.1%			32	Amazon Fresh, Homesense	$29.67
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	94.2%			50	Giant	$26.94
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	96.8%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$27.98
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.78
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	PGA Tour Superstore	$32.69
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$32.96
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	135	27	67.3%			63	Amazon Fresh	$26.88
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	98.2%			56	Giant	$22.29
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	90.9%			52	Harris Teeter	$19.32
	The Crossing Clarendon (fka Market Common Clarendon)			VA	Washington-Arlington-Alexandri	420	420	90.7%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$37.88
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$22.42
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	95.6%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$27.04
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	88.8%			45	Publix, CVS	$24.89
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	90.8%				CVS, Fashion K City	$27.85
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$27.41
				VA		3,021	1,668	92.3%		141	960		$28.34
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$23.44
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$17.30
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	95.8%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.45
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	99.3%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$33.40
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.9%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.78
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.7%			49	Big 5 Sporting Goods, Big Lots, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway	$13.29
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$31.21

Supplemental Information 37

Portfolio Summary Report By State

December 31, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	97.5%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$25.75
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$44.55
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	95.8%		40	40	(QFC)	$36.16
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$32.44
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$28.97
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	96.7%			41	Quality Food Centers, Rite Aid	$25.41
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.69
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	97.5%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.07
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	93.0%		112		(Target)	$31.91
			WA		1,731	1,162	97.0%		437	484		$28.24

Regency Centers Total			0		51,164	42,646	94.1%		3,747	16,124		$23.18
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Proprety

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

NYC:	Co-investment Partnership with NYCRF

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

RLP:	Co-investment Partnership with Rider

USAA:	Co-investment Partnership with USAA

Supplemental Information 38

Components of Net Asset Value (NAV)

As of December 31, 2021

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$192,457
Share of JV NOI (page 7)	$24,594
Less: Noncontrolling Interests (page 7)	$(1,801)

Retail Operating Properties Excluding In-Process Redevelopments
Quarterly Base Rent From Leases Signed But Not Yet Commenced	$5,247

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$48,693
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$3,374
% of Costs Incurred (page 17)	67%
Construction in Progress	$15,829

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$13
In-place NOI from In-Process Ground-Up Developments	$152

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$258,613
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$18,725
% of Costs Incurred (page 17)	57%
Construction in Progress	$111,551

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$818
In-place NOI from In-Process Redevelopments	$947

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,918
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(279)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$45,521
Outparcels at retail operating properties	12,801
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$83,322

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$108,537
Tenant and other receivables, excluding Straight line rent receivables	$54,991
Other Assets, excluding Goodwill	$120,651

Liabilities

Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,199,445
Accounts payable and other liabilities	$342,435
Tenants' security, escrow deposits	$65,813

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	171,973

Supplemental Information 39

Supplemental Details of Lease Income (Pro Rata)

COVID-19 Related Disclosure

For the Three Months and Twelve Months Ended December 31, 2021

(unaudited and in thousands)

For the Three Months Ended December 31, 2021

Composition of Lease Income	Total Pro Rata

Composition of Current Period Billings/Deferrals and Other Revenue
Collected & Other
Accrued
Reserved
Composition of 4Q21 Billings Only
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2,465
4,267
291,866
Uncollected - Cash Basis: $2,465 (1%)
Total Billings & Other Revenue: $298,597
Recognized Revenue: $296,132 (99%)
Three Months Ended December 31, 2021
(in thousands)

Base rent	$ 218,150
Recoveries from tenants	73,748
Percentage Rent, Termination Fees , and Other Lease Income	6,699
Current Period Billings/Deferrals & Other Revenue	$ 298,597
Uncollectible Lease Income, net	6,040
Non-Cash Revenues (1)	15,908
Total Lease Income (see pages 5 & 7)	$ 320,545

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$ 291,866
Uncollected - Base Rent/Recoveries - Accrual Basis	4,267
Uncollected - Base Rent/Recoveries - Cash Basis (3)	2,465
Current Period Billings/Deferrals & Other Revenue	$ 298,597
Uncollectible Lease Income - 2021 Billings (4)	1,108
Recovery of Prior Period 2020 Reserves, net (6)	4,932
Non-Cash Revenues (1)	15,908
Total Lease Income (see pages 5 & 7)	$ 320,545

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollected - Base Rent/Recoveries - Cash Basis (3)	$ (2,465)
Recovery of Prior Period 2021 (1Q-3Q) Reserves	3,573
Uncollectible Lease Income - 2021 Billings (4)	$ 1,108
Recovery of Prior Period 2020 Reserves, net (6)	4,932
Total Uncollectible Lease Income	$ 6,040

Current Period Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$ 17
Deferred Rent - Reserved	521
Total Deferrals (7)	$ 538

For the Twelve Months Ended December 31, 2021

Supplemental Information 40

Composition of Lease Income	Total Pro Rata

Composition of Current Period Billings/Deferrals and Other Revenue
Collected & Other
Accrued
Reserved
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Composition of 2021 Billings Only
20,530
10,566
1,145,620
Uncollected - Cash Basis: $20,530 (2%)
Total Billings & Other Revenue: $1,176,716
Recognized Revenue: $1,156,186 (98%)
Twelve Months Ended December 31, 2021
(in thousands)

Base rent	$ 860,167
Recoveries from tenants	290,677
Percentage Rent, Termination Fees , and Other Lease Income	25,872
Current Period Billings/Deferrals & Other Revenue	$ 1,176,716
Uncollectible Lease Income, net	25,725
Non-Cash Revenues (1)	46,628
Total Lease Income (see pages 5 & 7)	$ 1,249,069

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$ 1,145,620
Uncollected - Base Rent/Recoveries - Accrual Basis	10,566
Uncollected - Base Rent/Recoveries - Cash Basis (5)	20,530
Current Period Billings/Deferrals & Other Revenue	$ 1,176,716
Uncollectible Lease Income - 2021 Billings (5)	(20,530)
Recovery of Prior Period 2020 Reserves, net (6)	46,255
Non-Cash Revenues (1)	46,628
Total Lease Income (see pages 5 & 7)	$ 1,249,069

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollectible Lease Income - 2021 Billings (5)	$ (20,530)
Recovery of Prior Period 2020 Reserves, net (6)	46,255
Total Uncollectible Lease Income	$ 25,725

Current Period Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$ 980
Deferred Rent - Reserved	4,750
Total Deferrals (7)	$ 5,700

(1)
Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)
Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3)
Represents Base Rent and Recoveries deemed uncollectible associated only with billings during the three months ended December 31, 2021..
(4)
Represents Base Rent and Recoveries deemed uncollectible associated with billings during the three months ended December 31, 2021, net of the collection of $3.6 million reserved during the nine months ended September 30, 2021.
(5)
Represents Base Rent and Recoveries deemed uncollectible associated with billings during the twelve months ended December 31, 2021.
(6)
Represents the collection of Base Rent and Recoveries previously reserved during the year ended December 31, 2020, net of 2020 Tenant Receivables associated with tenants converted to cash basis during the current period.
(7)
Contractual deferrals of rent and recoveries billed and recognized in the current period ended December 31, 2021.

Supplemental Information 41

Supplemental Details of Tenant and Other Receivables (Pro Rata)

COVID-19 Related Disclosure

As of December 31, 2021 and 2020

(in thousands)

	December 31, 2021	December 31, 2020

Tenant receivables	$82,157	$139,924
Less: Uncollectible tenant receivables	(50,246)	(94,731)
Net tenant receivables	$31,911	$45,193

Straight line rent receivables	152,798	141,580
Less: Uncollectible straight line rent receivables	(32,956)	(41,136)
Net Straight line rent receivables	$119,842	$100,444

Other receivables (1)	23,079	18,916
Total tenant and other receivables (See pages 3 and 6)	$174,832	$164,553
(1)
Other receivables includes construction receivables, insurance receivables and amounts due from real estate partnerships for Management, transaction and other fee income.

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/20)	$(94,731)
YTD 2021 - Uncollectible Lease Income - 2021 Billings	(20,530)
YTD 2021 - Recovery of Prior Period 2020 Reserves	46,255
YTD 2021 - Write-offs and Abatements	18,760
Uncollectible tenant receivables (12/31/21)	$(50,246)

Earnings Guidance

December 31, 2021

(in thousands, except per share data)

	2021A	2022E
Net Income / Share	$2.12	$1.78-$1.86
NAREIT FFO / Share	$4.02	$3.72-$3.80
Core Operating Earnings / Share	$3.68	$3.56-$3.64

Same Property
Same property NOI growth without termination fees	16.2%	-1.25% to + 0.25%
Same property NOI growth without termination fees and collection of PY reserves	9.9%	+2.75% to + 4.25%

Collection of Prior Year Reserves (1)	$46,255	+/- $13,000

New Investments
Development and Redevelopment spend	$106,185	+/- $150,000

Acquisitions	$488,582	+/- $30,000
Cap rate (weighted average)	5.1%	+/- 5.0%

Disposition Activity
Dispositions	$279,115	+/- $150,000
Cap rate (weighted average) (1)	5.2%	2.25% - 2.5%

Forward ATM settlement (gross)	$84,869	+/-$65,000

Other
Net interest expense	$165,419	$163,500-$164,500
Net G&A expense	$73,987	$82,500 - $85,500
Recurring third party fees & commissions	$25,665	$24,000 - $25,000
Transaction income (JV promote)	$13,589	$0
Certain non-cash items (2)	$44,102	+/- $28,000
Impact from Reversal of Uncollectible Straight-Line Rent Receivables (3)	$12,863	as converted
(1)
Represents the expected collection in 2022 of revenues reserved in 2020 and 2021, and the actual collection in 2021 of revenues reserved in 2020. Included in Uncollectible Lease Income.

Supplemental Information 42

(2)
Weighted average cap rates exclude non-income producing assets; 2021 cap rate was 4.3% including $48 million of non-income producing assets; 2022 cap rate range includes the sale of Costa Verde ($125M at a ~1.5% cap rate, not stabilized).
(3)
Includes above and below market rent amortization and straight-line rents and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of Net Income to Earnings Guidance

December 31, 2021

(per diluted share)

Nareit FFO and Core Operating Earnings Guidance:	Full Year 2022
	Low	High

Net income attributable to common stockholders	$1.78	1.86

Adjustments to reconcile net income to Nareit FFO:

Depreciation and amortization	1.93	1.93
Exchangeable operating partnership units	0.01	0.01

Nareit Funds From Operations	$3.72	3.80

Adjustments to reconcile Nareit FFO to Core Operating Earnings:

Straight line rent, net	(0.04)	(0.04)
Above/below market rent amortization, net	(0.12)	(0.12)
Debt premium/discount amortization	0.00	0.00

Core Operating Earnings	$3.56	3.64

Supplemental Information 43

Glossary of Terms

December 31, 2021

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 44